Acquisition of Topone - Schedule of Estimated Fair Values of the Identifiable Assets Acquired (Details) - Acquisition of Topone [Member] ¥ in Thousands	Mar. 24, 2025 CNY (¥)
Schedule of Estimated Fair Values of the Identifiable Assets Acquired [Line Items]
Net tangible assets	¥ 434	[1]
Intangible assets	678
Total Assets	1,112
Total purchase consideration	1,107
Bargain gain on purchase	¥ 5	[2]

[1]	The following is a reconciliation of the fair value of major classes of assets acquired and liabilities assumed which comprised of net tangible assets on March 24, 2025.
[2]	The Company recognized a bargain purchase gain of RMB 5, which was recorded in other income. Prior to recognizing the gain, management reassessed the identification and measurement of all assets acquired and liabilities assumed and determined that the resulting gain did not arise from measurement errors.